Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2025 (1)

In apartment units

	Same Store	Stabilized Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	340	11,774	—	11,774
Dallas, TX	9,755	362	386	10,503	—	10,503
Austin, TX	6,795	384	—	7,179	—	7,179
Charlotte, NC	5,995	352	—	6,347	—	6,347
Orlando, FL	5,907	310	—	6,217	—	6,217
Raleigh/Durham, NC	5,350	—	306	5,656	356	6,012
Tampa, FL	5,416	—	—	5,416	193	5,609
Houston, TX	4,859	316	—	5,175	—	5,175
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Phoenix, AZ	2,968	323	317	3,608	—	3,608
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,193	618	—	1,811	—	1,811
Richmond, VA	1,732	—	—	1,732	—	1,732
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	1,118	—	352	1,470	—	1,470
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,502	96	400	6,998	—	6,998
Total Multifamily Units	96,568	2,761	2,101	101,430	549	101,979
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of June 30, 2025			Average Effective	As of June 30, 2025
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended June 30, 2025	Completed Units	Total Units, Including Development
Atlanta, GA	$2,130,940	12.8%	95.1%	$1,790	11,434
Dallas, TX	1,629,406	9.7%	94.9%	1,651	10,117
Charlotte, NC	1,265,947	7.6%	95.3%	1,651	6,347
Orlando, FL	1,132,994	6.8%	95.4%	1,982	6,217
Tampa, FL	1,037,667	6.2%	96.1%	2,092	5,416
Austin, TX	977,572	5.8%	95.1%	1,530	7,179
Raleigh/Durham, NC	746,204	4.5%	95.5%	1,530	5,350
Houston, TX	736,159	4.4%	95.8%	1,437	5,175
Phoenix, AZ	601,136	3.6%	95.0%	1,708	3,291
Northern Virginia	583,052	3.5%	96.0%	2,540	1,888
Nashville, TN	574,419	3.4%	95.3%	1,673	4,375
Charleston, SC	447,072	2.7%	95.2%	1,825	3,168
Fort Worth, TX	408,258	2.4%	95.6%	1,577	3,687
Jacksonville, FL	326,428	2.0%	95.8%	1,481	3,496
Denver, CO	300,491	1.8%	95.1%	1,953	1,118
Richmond, VA	265,411	1.6%	96.0%	1,689	1,732
Fredericksburg, VA	261,140	1.6%	96.5%	1,941	1,435
Greenville, SC	249,045	1.5%	96.2%	1,351	2,354
Savannah, GA	231,490	1.4%	95.5%	1,714	1,837
Kansas City, MO-KS	197,919	1.2%	95.8%	1,673	1,110
Birmingham, AL	176,047	1.1%	95.3%	1,421	1,462
San Antonio, TX	173,627	1.0%	95.3%	1,346	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	212,830	1.3%	93.9%	1,333	2,754
Florida	198,826	1.2%	95.7%	1,840	1,806
Alabama	187,223	1.1%	94.6%	1,365	1,648
Virginia	173,803	1.0%	96.0%	1,816	1,039
Kentucky	107,074	0.6%	96.3%	1,296	1,308
Maryland	85,469	0.5%	97.5%	2,339	361
Nevada	76,627	0.5%	96.4%	1,599	721
Stabilized Communities	$15,494,276	92.8%	95.4%	$1,686	99,329
Raleigh/Durham, NC	224,860	1.3%	44.4%	1,857	662	712
Charlotte, NC	188,111	1.1%	—	—	—	541
Tampa, FL	176,986	1.1%	26.9%	3,174	193	495
Denver, CO	154,108	0.9%	90.6%	2,137	352	571
Phoenix, AZ	134,451	0.8%	75.7%	1,919	317	662
Dallas, TX	106,227	0.6%	60.1%	1,894	386	386
Salt Lake City, UT	94,029	0.6%	89.8%	1,736	400	400
Atlanta, GA	91,433	0.5%	89.1%	2,055	340	340
Richmond, VA	29,063	0.2%	—	—	—	306
Charleston, SC	13,985	0.1%	—	—	—	336
Lease-up / Development Communities	$1,213,253	7.2%	63.4%	$2,010	2,650	4,749
Total Multifamily Communities	$16,707,529	100.0%	94.4%	$1,694	101,979	104,078
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of June 30, 2025, the gross investment in real estate for this community was $83.1 million and includes a mortgage note payable of $52.0 million. For the six months ended June 30, 2025, this apartment community achieved NOI of $4.4 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of June 30, 2025
	June 30, 2025	June 30, 2024	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$518,955	$520,420	(0.3)%	96,568	$15,024,070
Non-Same Store Communities	13,690	16,206		2,761	470,206
Lease-up/Development Communities	10,491	3,288		2,650	1,213,253
Total Multifamily Portfolio	$543,136	$539,914		101,979	$16,707,529
Commercial Property/Land	6,766	6,521		—	381,293
Total Operating Revenues	$549,902	$546,435		101,979	$17,088,822

Property Operating Expenses
Same Store Communities	$199,343	$192,110	3.8%
Non-Same Store Communities	6,129	7,022
Lease-up/Development Communities	6,050	2,316
Storm Costs	—	1,485
Total Multifamily Portfolio	$211,522	$202,933
Commercial Property/Land	3,132	2,863
Total Property Operating Expenses	$214,654	$205,796

Net Operating Income
Same Store Communities	$319,612	$328,310	(2.6)%
Non-Same Store Communities	7,561	9,184
Lease-up/Development Communities	4,441	972
Storm Costs	—	(1,485)
Total Multifamily Portfolio	$331,614	$336,981
Commercial Property/Land	3,634	3,658
Total Net Operating Income	$335,248	$340,639	(1.6)%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2025	June 30, 2024	Percent Change	June 30, 2025	June 30, 2024	Percent Change
Property Taxes	$69,020	$67,956	1.6%	$132,355	$135,823	(2.6)%
Personnel	43,249	41,264	4.8%	84,833	80,736	5.1%
Utilities	33,616	32,219	4.3%	67,527	64,403	4.9%
Building Repair and Maintenance	27,151	26,138	3.9%	49,593	47,802	3.7%
Office Operations	9,311	8,435	10.4%	18,880	16,876	11.9%
Insurance	8,475	8,117	4.4%	16,912	16,280	3.9%
Marketing	8,521	7,981	6.8%	15,273	14,079	8.5%
Total Property Operating Expenses	$199,343	$192,110	3.8%	$385,373	$375,999	2.5%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Six Months Ended
	Apartment Units	Same Store NOI	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Atlanta, GA	11,434	11.8%	95.0%	94.0%	95.2%	94.1%
Dallas, TX	9,755	9.3%	95.0%	95.4%	95.1%	95.2%
Orlando, FL	5,907	7.2%	95.6%	95.9%	95.6%	95.8%
Tampa, FL	5,416	7.2%	96.1%	96.0%	96.1%	95.9%
Charlotte, NC	5,995	6.6%	95.7%	95.6%	95.8%	95.3%
Austin, TX	6,795	5.4%	94.7%	94.9%	94.8%	94.6%
Raleigh/Durham, NC	5,350	5.3%	95.5%	96.2%	95.6%	95.8%
Nashville, TN	4,375	4.8%	95.2%	95.9%	95.5%	95.9%
Houston, TX	4,859	3.8%	95.6%	95.4%	95.6%	95.4%
Charleston, SC	3,168	3.7%	96.1%	96.2%	95.8%	96.1%
Phoenix, AZ	2,968	3.6%	95.1%	94.5%	95.5%	94.8%
Fort Worth, TX	3,687	3.5%	95.5%	95.5%	95.3%	95.3%
Northern Virginia	1,888	3.2%	96.2%	97.1%	96.4%	96.8%
Jacksonville, FL	3,496	2.9%	95.6%	95.8%	95.8%	95.5%
Fredericksburg, VA	1,435	2.0%	96.6%	97.1%	96.8%	97.0%
Greenville, SC	2,354	2.0%	95.8%	95.9%	95.8%	95.9%
Richmond, VA	1,732	2.0%	96.3%	96.9%	96.2%	96.5%
Savannah, GA	1,837	1.9%	94.8%	96.1%	95.1%	95.8%
Denver, CO	1,118	1.5%	95.6%	95.4%	95.2%	95.7%
Birmingham, AL	1,462	1.3%	96.1%	95.5%	96.2%	95.3%
Memphis, TN	1,193	1.2%	94.8%	96.4%	94.8%	96.2%
Kansas City, MO-KS	1,110	1.2%	95.5%	96.1%	95.3%	95.9%
San Antonio, TX	1,504	1.1%	95.0%	95.6%	95.1%	95.4%
Huntsville, AL	1,228	1.0%	94.6%	95.1%	94.6%	94.9%
Other	6,502	6.5%	96.0%	96.0%	95.7%	95.8%
Total Same Store	96,568	100.0%	95.4%	95.5%	95.5%	95.4%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2025	Q2 2024	% Chg	Q2 2025	Q2 2024	% Chg	Q2 2025	Q2 2024	% Chg	Q2 2025	Q2 2024	% Chg
Atlanta, GA	11,434	$64,384	$64,917	(0.8)%	$26,765	$26,298	1.8%	$37,619	$38,619	(2.6)%	$1,790	$1,827	(2.0)%
Dallas, TX	9,755	51,054	51,322	(0.5)%	21,455	21,343	0.5%	29,599	29,979	(1.3)%	1,659	1,671	(0.8)%
Orlando, FL	5,907	36,858	37,299	(1.2)%	13,737	13,636	0.7%	23,121	23,663	(2.3)%	1,982	2,002	(1.0)%
Tampa, FL	5,416	35,990	35,792	0.6%	12,973	12,541	3.4%	23,017	23,251	(1.0)%	2,092	2,097	(0.2)%
Charlotte, NC	5,995	31,312	31,392	(0.3)%	10,302	9,637	6.9%	21,010	21,755	(3.4)%	1,646	1,655	(0.6)%
Austin, TX	6,795	33,704	35,097	(4.0)%	16,277	15,388	5.8%	17,427	19,709	(11.6)%	1,545	1,619	(4.5)%
Raleigh/Durham, NC	5,350	26,365	26,727	(1.4)%	9,255	9,005	2.8%	17,110	17,722	(3.5)%	1,530	1,540	(0.6)%
Nashville, TN	4,375	23,231	23,588	(1.5)%	8,006	7,929	1.0%	15,225	15,659	(2.8)%	1,673	1,697	(1.4)%
Houston, TX	4,859	22,671	22,340	1.5%	10,667	8,794	21.3%	12,004	13,546	(11.4)%	1,448	1,442	0.4%
Charleston, SC	3,168	18,227	18,015	1.2%	6,320	5,968	5.9%	11,907	12,047	(1.2)%	1,825	1,792	1.9%
Phoenix, AZ	2,968	16,051	16,142	(0.6)%	4,458	4,553	(2.1)%	11,593	11,589	0.0%	1,705	1,741	(2.0)%
Fort Worth, TX	3,687	19,380	19,230	0.8%	8,251	7,876	4.8%	11,129	11,354	(2.0)%	1,577	1,579	(0.1)%
Northern Virginia	1,888	14,923	14,388	3.7%	4,555	4,357	4.5%	10,368	10,031	3.4%	2,540	2,421	4.9%
Jacksonville, FL	3,496	15,853	16,319	(2.9)%	6,440	6,187	4.1%	9,413	10,132	(7.1)%	1,481	1,519	(2.5)%
Fredericksburg, VA	1,435	8,957	8,521	5.1%	2,490	2,386	4.4%	6,467	6,135	5.4%	1,941	1,832	5.9%
Greenville, SC	2,354	10,540	10,331	2.0%	4,137	3,911	5.8%	6,403	6,420	(0.3)%	1,351	1,328	1.7%
Richmond, VA	1,732	9,118	9,053	0.7%	2,835	2,805	1.1%	6,283	6,248	0.6%	1,689	1,650	2.3%
Savannah, GA	1,837	10,140	10,157	(0.2)%	4,005	3,904	2.6%	6,135	6,253	(1.9)%	1,714	1,706	0.5%
Denver, CO	1,118	6,888	7,052	(2.3)%	2,201	2,222	(0.9)%	4,687	4,830	(3.0)%	1,953	1,979	(1.3)%
Birmingham, AL	1,462	6,921	6,759	2.4%	2,806	2,739	2.4%	4,115	4,020	2.4%	1,421	1,402	1.3%
Memphis, TN	1,193	5,400	5,560	(2.9)%	1,665	2,046	(18.6)%	3,735	3,514	6.3%	1,433	1,439	(0.5)%
Kansas City, MO-KS	1,110	5,869	5,654	3.8%	2,155	2,042	5.5%	3,714	3,612	2.8%	1,673	1,598	4.7%
San Antonio, TX	1,504	6,460	6,605	(2.2)%	2,855	3,001	(4.9)%	3,605	3,604	0.0%	1,346	1,375	(2.1)%
Huntsville, AL	1,228	5,258	5,374	(2.2)%	1,963	1,821	7.8%	3,295	3,553	(7.3)%	1,283	1,313	(2.3)%
Other	6,502	33,401	32,786	1.9%	12,770	11,721	8.9%	20,631	21,065	(2.1)%	1,623	1,598	1.6%
Total Same Store	96,568	$518,955	$520,420	(0.3)%	$199,343	$192,110	3.8%	$319,612	$328,310	(2.6)%	$1,690	$1,699	(0.5)%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2025	Q1 2025	% Chg	Q2 2025	Q1 2025	% Chg	Q2 2025	Q1 2025	% Chg	Q2 2025	Q1 2025	% Chg
Atlanta, GA	11,434	$64,384	$64,628	(0.4)%	$26,765	$23,121	15.8%	$37,619	$41,507	(9.4)%	$1,790	$1,793	(0.2)%
Dallas, TX	9,755	51,054	51,062	(0.0)%	21,455	20,755	3.4%	29,599	30,307	(2.3)%	1,659	1,658	0.0%
Orlando, FL	5,907	36,858	36,959	(0.3)%	13,737	13,190	4.1%	23,121	23,769	(2.7)%	1,982	1,985	(0.2)%
Tampa, FL	5,416	35,990	35,984	0.0%	12,973	12,630	2.7%	23,017	23,354	(1.4)%	2,092	2,091	0.1%
Charlotte, NC	5,995	31,312	31,263	0.2%	10,302	9,484	8.6%	21,010	21,779	(3.5)%	1,646	1,645	0.0%
Austin, TX	6,795	33,704	34,000	(0.9)%	16,277	14,751	10.3%	17,427	19,249	(9.5)%	1,545	1,563	(1.1)%
Raleigh/Durham, NC	5,350	26,365	26,353	0.0%	9,255	8,450	9.5%	17,110	17,903	(4.4)%	1,530	1,528	0.1%
Nashville, TN	4,375	23,231	23,370	(0.6)%	8,006	7,699	4.0%	15,225	15,671	(2.8)%	1,673	1,675	(0.1)%
Houston, TX	4,859	22,671	22,549	0.5%	10,667	10,036	6.3%	12,004	12,513	(4.1)%	1,448	1,444	0.3%
Charleston, SC	3,168	18,227	18,121	0.6%	6,320	5,820	8.6%	11,907	12,301	(3.2)%	1,825	1,817	0.5%
Phoenix, AZ	2,968	16,051	16,125	(0.5)%	4,458	4,373	1.9%	11,593	11,752	(1.4)%	1,705	1,716	(0.6)%
Fort Worth, TX	3,687	19,380	19,284	0.5%	8,251	6,593	25.1%	11,129	12,691	(12.3)%	1,577	1,580	(0.2)%
Northern Virginia	1,888	14,923	14,918	0.0%	4,555	4,544	0.2%	10,368	10,374	(0.1)%	2,540	2,513	1.1%
Jacksonville, FL	3,496	15,853	15,970	(0.7)%	6,440	6,063	6.2%	9,413	9,907	(5.0)%	1,481	1,486	(0.4)%
Fredericksburg, VA	1,435	8,957	8,863	1.1%	2,490	2,557	(2.6)%	6,467	6,306	2.6%	1,941	1,909	1.6%
Greenville, SC	2,354	10,540	10,426	1.1%	4,137	3,798	8.9%	6,403	6,628	(3.4)%	1,351	1,336	1.1%
Richmond, VA	1,732	9,118	9,065	0.6%	2,835	2,873	(1.3)%	6,283	6,192	1.5%	1,689	1,680	0.5%
Savannah, GA	1,837	10,140	10,109	0.3%	4,005	3,543	13.0%	6,135	6,566	(6.6)%	1,714	1,705	0.5%
Denver, CO	1,118	6,888	6,934	(0.7)%	2,201	2,030	8.4%	4,687	4,904	(4.4)%	1,953	1,951	0.1%
Birmingham, AL	1,462	6,921	6,882	0.6%	2,806	2,708	3.6%	4,115	4,174	(1.4)%	1,421	1,403	1.2%
Memphis, TN	1,193	5,400	5,405	(0.1)%	1,665	2,238	(25.6)%	3,735	3,167	17.9%	1,433	1,433	(0.1)%
Kansas City, MO-KS	1,110	5,869	5,737	2.3%	2,155	2,074	3.9%	3,714	3,663	1.4%	1,673	1,638	2.1%
San Antonio, TX	1,504	6,460	6,521	(0.9)%	2,855	2,551	11.9%	3,605	3,970	(9.2)%	1,346	1,354	(0.6)%
Huntsville, AL	1,228	5,258	5,277	(0.4)%	1,963	1,905	3.0%	3,295	3,372	(2.3)%	1,283	1,286	(0.3)%
Other	6,502	33,401	33,020	1.2%	12,770	12,244	4.3%	20,631	20,776	(0.7)%	1,623	1,616	0.4%
Total Same Store	96,568	$518,955	$518,825	0.0%	$199,343	$186,030	7.2%	$319,612	$332,795	(4.0)%	$1,690	$1,690	0.0%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2025	Q2 2024	% Chg	Q2 2025	Q2 2024	% Chg	Q2 2025	Q2 2024	% Chg	Q2 2025	Q2 2024	% Chg
Atlanta, GA	11,434	$129,012	$130,038	(0.8)%	$49,886	$51,188	(2.5)%	$79,126	$78,850	0.4%	$1,791	$1,833	(2.3)%
Dallas, TX	9,755	102,116	102,608	(0.5)%	42,210	41,578	1.5%	59,906	61,030	(1.8)%	1,659	1,673	(0.9)%
Orlando, FL	5,907	73,817	74,624	(1.1)%	26,927	26,695	0.9%	46,890	47,929	(2.2)%	1,984	2,004	(1.0)%
Tampa, FL	5,416	71,974	71,515	0.6%	25,603	24,925	2.7%	46,371	46,590	(0.5)%	2,092	2,096	(0.2)%
Charlotte, NC	5,995	62,575	62,549	0.0%	19,786	18,520	6.8%	42,789	44,029	(2.8)%	1,645	1,656	(0.7)%
Austin, TX	6,795	67,704	70,157	(3.5)%	31,028	30,359	2.2%	36,676	39,798	(7.8)%	1,554	1,623	(4.2)%
Raleigh/Durham, NC	5,350	52,718	53,225	(1.0)%	17,705	17,265	2.5%	35,013	35,960	(2.6)%	1,529	1,541	(0.8)%
Nashville, TN	4,375	46,601	47,182	(1.2)%	15,705	15,462	1.6%	30,896	31,720	(2.6)%	1,674	1,698	(1.4)%
Houston, TX	4,859	45,220	44,674	1.2%	20,703	18,695	10.7%	24,517	25,979	(5.6)%	1,446	1,441	0.4%
Charleston, SC	3,168	36,348	35,830	1.4%	12,140	11,589	4.8%	24,208	24,241	(0.1)%	1,821	1,786	2.0%
Phoenix, AZ	2,968	32,176	32,351	(0.5)%	8,831	8,859	(0.3)%	23,345	23,492	(0.6)%	1,711	1,743	(1.8)%
Fort Worth, TX	3,687	38,664	38,189	1.2%	14,844	14,386	3.2%	23,820	23,803	0.1%	1,579	1,577	0.1%
Northern Virginia	1,888	29,841	28,394	5.1%	9,099	8,706	4.5%	20,742	19,688	5.4%	2,526	2,398	5.3%
Jacksonville, FL	3,496	31,823	32,712	(2.7)%	12,503	12,024	4.0%	19,320	20,688	(6.6)%	1,484	1,526	(2.8)%
Fredericksburg, VA	1,435	17,820	16,946	5.2%	5,047	4,826	4.6%	12,773	12,120	5.4%	1,925	1,818	5.9%
Greenville, SC	2,354	20,966	20,687	1.3%	7,935	7,544	5.2%	13,031	13,143	(0.9)%	1,344	1,327	1.3%
Richmond, VA	1,732	18,183	18,075	0.6%	5,708	5,589	2.1%	12,475	12,486	(0.1)%	1,684	1,647	2.3%
Savannah, GA	1,837	20,249	20,170	0.4%	7,548	7,461	1.2%	12,701	12,709	(0.1)%	1,710	1,701	0.5%
Denver, CO	1,118	13,822	14,174	(2.5)%	4,231	4,342	(2.6)%	9,591	9,832	(2.5)%	1,952	1,975	(1.2)%
Birmingham, AL	1,462	13,803	13,429	2.8%	5,514	5,385	2.4%	8,289	8,044	3.0%	1,412	1,398	1.0%
Memphis, TN	1,193	10,805	11,074	(2.4)%	3,903	3,935	(0.8)%	6,902	7,139	(3.3)%	1,433	1,436	(0.2)%
Kansas City, MO-KS	1,110	11,606	11,218	3.5%	4,229	3,983	6.2%	7,377	7,235	2.0%	1,655	1,589	4.2%
San Antonio, TX	1,504	12,981	13,198	(1.6)%	5,406	5,789	(6.6)%	7,575	7,409	2.2%	1,350	1,380	(2.2)%
Huntsville, AL	1,228	10,535	10,678	(1.3)%	3,868	3,830	1.0%	6,667	6,848	(2.6)%	1,284	1,315	(2.3)%
Other	6,502	66,421	65,256	1.8%	25,014	23,064	8.5%	41,407	42,192	(1.9)%	1,620	1,592	1.7%
Total Same Store	96,568	$1,037,780	$1,038,953	(0.1)%	$385,373	$375,999	2.5%	$652,407	$662,954	(1.6)%	$1,690	$1,699	(0.5)%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands		Units as of			Development Costs as of
		June 30, 2025			June 30, 2025					Expected
					Expected	Costs		Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date		Remaining	Date	Occupancy	Completion	Stabilization (1)
MAA Nixie	Raleigh/Durham, NC	406	356	91	$145,500	$142,860		$2,640	4Q22	3Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	193	157	197,500	176,986		20,514	4Q22	1Q25	4Q25	1Q27
Modera Liberty Row (2)	Charlotte, NC	239	—	—	112,000	103,307	(4)	8,693	1Q22	3Q25	1Q26	4Q26
MAA Plaza Midwood (3)	Charlotte, NC	302	—	—	101,500	61,745		39,755	2Q24	2Q26	4Q26	4Q27
Modera Chandler (3)	Phoenix, AZ	345	—	—	117,500	58,081		59,419	2Q24	2Q26	4Q26	4Q27
MAA Milepost 35 II	Denver, CO	219	—	—	78,000	30,269		47,731	4Q24	2Q26	4Q26	4Q27
MAA Rove	Richmond, VA	306	—	—	99,500	29,063		70,437	3Q24	1Q27	3Q27	1Q28
MAA Point Hope (3)	Charleston, SC	336	—	—	91,000	13,985		77,015	2Q25	1Q27	1Q28	3Q28
Total Active		2,648	549	248	$942,500	$616,296		$326,204
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
In July 2024, MAA agreed to finance the third party development of this property currently under construction. MAA has the option to purchase the development once it is stabilized.
(3)
MAA owns 95% of the joint venture that owns this property.
(4)
Represents the cost to MAA, net of the $9.6 million non-equity contribution from the third party developer.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands		As of June 30, 2025
	Location	Total Units	Physical Occupancy	Costs to Date	Construction Completed	Expected Stabilization (1)
Novel West Midtown (2)	Atlanta, GA	340	89.1%	$91,433	3Q23	3Q25
Novel Daybreak (2)	Salt Lake City, UT	400	89.8%	94,029	3Q24	3Q25
MAA Milepost 35	Denver, CO	352	90.6%	123,839	4Q24	3Q25
MAA Vale	Raleigh/Durham, NC	306	79.1%	81,999	(3)	4Q25
Novel Val Vista (2)	Phoenix, AZ	317	75.7%	76,369	4Q24	4Q25
MAA Cathedral Arts (3)	Dallas, TX	386	60.1%	106,227	(3)	2Q26
Total		2,101	80.7%	$573,896
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT, WIFI RETROFIT AND PROPERTY REPOSITIONING ACTIVITY

Dollars in thousands, except per unit data

Six months ended June 30, 2025
Program	Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
Interior Redevelopment	2,678	$15,596	$5,824	$95	7.0%	6,500 - 9,500

During the second quarter of 2025, MAA continued its WiFi Retrofit program and its Property Repositioning program to upgrade and reposition the amenity and common areas at select apartment communities for higher and above market rent growth after projects are completed and units are fully repriced. MAA spent $5.2 million on its WiFi Retrofit program and $7.2 million on its Property Repositioning program during the six months ended June 30, 2025.

Supplemental Data S-8

2025 ACQUISITION ACTIVITY AS OF JUNE 30, 2025

Land Acquisition	Market	Closing Date
MAA Point Hope (1)	Charleston, SC	Jun-25
(1)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property. Construction of this development commenced in the second quarter of 2025. See “Multifamily Development Pipeline” above for additional information.

2025 DISPOSITION ACTIVITY AS OF JUNE 30, 2025

Multifamily Dispositions	Market	Apartment Units	Closing Date
Fairways	Columbia, SC	240	Mar-25
TPC Columbia	Columbia, SC	336	Mar-25

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2025

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,733,143	93.8%	3.8%	7.2
Floating rate debt	315,000	6.2%	4.7%	0.1
Total	$5,048,143	100.0%	3.8%	6.7

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,687,813	92.9%	3.8%	5.5
Secured debt	360,330	7.1%	4.4%	23.6
Total	$5,048,143	100.0%	3.8%	6.7

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q2 2025 NOI	Percent of Total
Unencumbered gross assets	$16,689,234	95.5%	$321,618	95.9%
Encumbered gross assets	777,762	4.5%	13,630	4.1%
Total	$17,466,996	100.0%	$335,248	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2025	$399,737	4.2%
2026	299,130	1.2%
2027	598,514	3.7%
2028	398,215	4.2%
2029	555,596	3.7%
2030	298,401	3.1%
2031	446,630	1.8%
2032	395,054	5.4%
2033	—	—
2034	344,135	5.1%
Thereafter	997,731	4.3%
Total	$4,733,143	3.8%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2025 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper ⁽¹⁾ & Revolving Credit Facility ⁽²⁾	Public Bonds	Secured	Total
2025	$315,000	$399,737	$—	$714,737
2026	—	299,130	—	299,130
2027	—	598,514	—	598,514
2028	—	398,215	—	398,215
2029	—	555,596	—	555,596
2030	—	298,401	—	298,401
2031	—	446,630	—	446,630
2032	—	395,054	—	395,054
2033	—	—	—	—
2034	—	344,135	—	344,135
Thereafter	—	637,401	360,330	997,731
Total	$315,000	$4,372,813	$360,330	$5,048,143
(1)
The $315.0 million maturing in 2025 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of June 30, 2025. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended June 30, 2025, average daily borrowings outstanding under the commercial paper program were $301.6 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of June 30, 2025. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	28.9%	Yes
Total secured debt to adjusted total assets	40% or less	2.1%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	6.3x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	348.1%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	21.8%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.8x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	21.1%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements, which have been filed by MAA and MAALP with the SEC.

Supplemental Data S-10

2025 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below. The guidance projections provided below are based on current expectations and are forward-looking statements.

	Full Year 2025
Earnings:	Current Range	Current Midpoint
Earnings per common share - diluted	$5.25 to $5.49	$5.37
Core FFO per Share - diluted	$8.65 to $8.89	$8.77
Core AFFO per Share - diluted	$7.67 to $7.91	$7.79

MAA Same Store Portfolio:
Number of units	96,568	96,568
Average physical occupancy	95.40% to 95.80%	95.60%
Property revenue growth	-0.20% to 0.40%	0.10%
Effective rent growth	-0.50% to 0.00%	-0.25%
Property operating expense growth	1.75% to 2.75%	2.25%
NOI growth	-1.90% to -0.40%	-1.15%
Real estate tax expense growth	-0.75% to 1.25%	0.25%

Corporate Expenses: ($ in millions)
Property management expenses	$74.0 to $76.0	$75.0
General and administrative expenses	$54.5 to $56.5	$55.5
Total overhead	$128.5 to $132.5	$130.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$250.0 to $350.0	$300.0
Multifamily disposition volume	$250.0 to $300.0	$275.0
Development investment	$250.0 to $350.0	$300.0

Debt:
Average effective interest rate	3.5% to 3.7%	3.6%
Capitalized interest ($ in millions)	$20.0 to $22.0	$21.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.90 to 120.20 million	120.05 million

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2025 GUIDANCE

	Full Year 2025 Guidance Range
	Low	High
Earnings per common share - diluted	$5.25	$5.49
Real estate depreciation and amortization	5.13	5.13
Gains on sale of depreciable assets	(1.69)	(1.69)
FFO per Share - diluted	8.69	8.93
Non-Core FFO items (1)	(0.04)	(0.04)
Core FFO per Share - diluted	8.65	8.89
Recurring capital expenditures	(0.98)	(0.98)
Core AFFO per Share - diluted	$7.67	$7.91
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Earnings release & conference call	Late October	Early February	Late April	Late July

Dividend Information - Common Shares:	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Declaration date	5/21/2024	9/24/2024	12/10/2024	3/18/2025	5/21/2025
Record date	7/15/2024	10/15/2024	1/15/2025	4/15/2025	7/15/2025
Payment date	7/31/2024	10/31/2024	1/31/2025	4/30/2025	7/31/2025
Distributions per share	$1.4700	$1.4700	$1.5150	$1.5150	$1.5150

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12